Exhibit 10.1.60

AMENDMENT

October 28, 2008

Ms. Susan Johnson
Union Bank of California, N.A.
445 South Figueroa Street, 15th Floor
Los Angeles, CA 90071

Dear Susan:

Reference is made to the Financing Agreement, dated as of April 22, 2005 (as amended, modified or supplemented as of the date hereof, the “Financing Agreement”), among KCP&L Greater Missouri Operations Company (formerly Aquila, Inc.) (the “Company”), the banks named therein, and Union Bank of California, N.A., as Agent and as Lender.  The Company submits this Letter Agreement to amend the Financing Agreement as described below.  Capitalized terms used but not defined herein have the meanings given to them in the Financing Agreement.

Section 1.     Background.

Pursuant to an Agreement and Plan of Merger dated as of February 6, 2007, by and among Great Plains Energy Incorporated (“GPE”), the Company, Black Hills Corporation (“Black Hills”), and Gregory Acquisition Corp., the Company was acquired by GPE on July 14, 2008.  As a condition to the effectiveness of certain amendments to the Financing Agreement in connection with the acquisition, GPE provided a Guaranty dated as of July 14, 2008 (the “Guaranty”), to the benefit of the Lenders, guarantying the obligations of the Company under the Financing Agreement.  The credit of GPE now supports the obligations of the Company under the Financing Agreement.  On October 17, 2008, the name of Aquila, Inc. was changed to KCP&L Greater Missouri Operations Company.

Section 2.     Request for Amendment.

The Financing Agreement provides for periodic furnishing of Company financial statements.  As the Guaranty results in GPE’s credit supporting the Company’s obligations, the Company believes that, so long as the Guaranty remains in full force and effect, the furnishing of GPE’s financial statements in lieu of the Company’s financial statements would satisfy the intent and purpose of these particular reporting provisions.  The Company hereby requests that the Required Lenders consent to the following:

(a)        amend the introductory paragraph of Section 7.6 and Sections 7.6(a) and (b) of the Financing Agreement to read as follows:

“7.6                Reporting Requirements of the Company. Until the later of the Commitment Termination Date and the payment and satisfaction of all Obligations hereunder, the Company will, unless the Agent otherwise consents in writing, furnish to the Agent (and the Agent shall promptly disseminate to the Lenders):

(a)  as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its consolidated subsidiaries as of the end of such quarter, and consolidated statements of income and retained earnings of the Company and its consolidated subsidiaries, each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer, chief accounting officer or treasurer of the Company, provided that (i) filing of the Company's quarterly report on Form 10-Q with the Securities and Exchange Commission (“SEC”), or (ii) if the Company is not required to make the filing referred to in clause (i) above, for so long as that certain Guaranty dated as of July 14, 2008 between Great Plains Energy Incorporated (“Parent”) and the Agent to the benefit of the Lenders, as may be supplemented, amended or renewed (“Guaranty”) remains in full force and effect, filing of Parent’s quarterly report on Form 10-Q with the SEC will satisfy the foregoing requirement;

(b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheets of the Company and its consolidated subsidiaries as of the end of such year and the related consolidated statements of income and retained earnings of the Company and its consolidated subsidiaries for such year, each reported on by nationally recognized independent public accountants, provided, that (i) filing of the Company's annual report on Form 10-K with the SEC, or (ii) if the Company is not required to make the filing referred to in clause (i) above, for so long as the Guaranty remains in full force and effect, filing of Parent’s annual report on Form 10-Q with the SEC will satisfy the foregoing requirement;”

(b)	renumber existing Sections 7.6(c) through (m) as Sections 7.6(e) through (o), respectively; and

(c)	insert new Sections 7.6(c) and (d) into the Financing Agreement to read as follows:

“(c)  within 120 days after the close of each of the Company’s fiscal years, a FERC Form No. 1 for the Company, which FERC Form No. 1 will include the required corporate officer certification thereof, unaudited balance sheets as of the end of such period and related statements of income, retained earnings, accumulated income and statements of cash flows for such period;

(d)  within 75 days after the close of the first three quarterly periods of each of the Company’s fiscal years, a FERC Form No. 3-Q for the Company, which will include the required corporate officer certification thereof, unaudited balance sheets as at the close of each such period and related statements of income, retained earnings and accumulated comprehensive income and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter;”

Section 3.     Representations and Warranties; Conditions Precedent.

The Company hereby represents and warrants to you that, as of the effective date of this Letter Agreement, each of the representations and warranties made by the Company in or pursuant to Section 7 of the Financing Agreement will be true and correct in all material respects as if made on and as of the Effective Date, and no Event of Default will have occurred and be continuing.  For purposes of this Letter Agreement, references in Section 7 of the Financing Agreement to “this Agreement’, “hereunder”, “hereof” and words of like import referring to the Financing Agreement will be deemed to be a reference to this Letter Agreement and the Financing Agreement, as modified hereby, and references to “date hereof” will be deemed to be a reference to the date of this Letter Agreement.

Section 4.     Execution and Delivery.

If you consent to the amendment described above, please evidence such consent by executing and returning at least four counterparts of this Letter Agreement to Union Bank of California, N.A., 445 South Figueroa Street, 15th Floor, Los Angeles, CA, Attention: Susan K. Johnson (fax no. 213.236.4125) no later than 10 a.m. (Pacific time) on Monday, November 10, 2008.

Section 5.     Miscellaneous.

The execution, delivery and effectiveness of this Letter Agreement will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Financing Agreement, nor constitute a waiver of any other provision of the Financing Agreement.  This Letter Agreement is subject to the provisions of Section 12.2 of the Financing Agreement.  This Letter Agreement will be binding on the parties hereto and their respective successors and permitted assigns under the Financing Agreement.

This Letter Agreement may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall constitute an original and all of which taken together shall constitute one and the same instrument.  This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

    Very truly yours,

                    KCP&L GREATER MISSOURI OPERATIONS
                    COMPANY, formerly Aquila, Inc.

                      By: /s/ Michael W. Cline

                  Michael W. Cline
                  Treasurer

The undersigned parties to the Financing Agreement
hereby consent to the requests described above:

UNION BANK OF CALIFORNIA, N.A.
as Agent and Lender

By: /s/ Susan K. Johnson

       Name:   Susan K. Johnson

       Title:     Vice President

NY3 - 476971.02

ALLIED IRISH BANKS, P.L.C.
as Lender

By: /s/ Robert F. Moyle

       Name:   Robert F. Moyle

       Title:     Senior Vice President

/s/ Aidan Lanigan

       Name:   Aidan Lanigan

       Title:     Vice President

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES
as Lender

By: /s/ Hans J. Scholz

       Name:   Hans J. Scholz

       Title:     Vice President

By:  /s/ Barbara Stacks

       Name:   Barbara Stacks

       Title:     Assistant Vice President

NY3 - 476971.02

LASALLE BUSINESS CREDIT, LLC
as Lender

By: __________________________________

       Name:

       Title:

UBS LOAN FINANCE LLC
as Lender

By: _________________________________

       Name:

       Title:

By: _________________________________

       Name:

       Title: